Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
                  Pro Forma Consolidated Financial Information
                        Explanatory Headnote (Unaudited)

                                  Introduction

On October 28, 1996, Eckler Industries, Inc. (Eckler) entered into an Agreement and Plan of Reorganization (the Agreement) with Smart Choice Holdings, Inc.
(SCHI). The closing of the transaction between Eckler and SCHI occurred on January 28, 1997. Based on the controlling interest in Eckler obtained by SCHI as a result of this transaction, the transaction was accounted for as an acquisition of Eckler by SCHI (a reverse acquisition in which SCHI is considered the acquirer for accounting purposes).

SCHI was incorporated on June 21, 1996 and had no significant operations or assets until it acquired Eckler and other companies. Prior to the Eckler transaction, SCHI had previously entered into agreements to acquire the outstanding capital stock or net assets of other companies. The transactions between SCHI and the other companies closed on January 28, 1997 (prior to the Eckler and SCHI closing), February 12, 1997 and February 14, 1997. In addition, on June 27, 1997, Smart Choice Automotive Group, Inc. acquired certain assets and assumed certain liabilities of Strata Holding, Inc. and Ready Finance, Inc., which were under common ownership. The acquisition of Eckler and the other companies were accounted for as a purchase, with the assets acquired and liabilities assumed recorded at their estimated fair values. These transactions are reflected in the pro forma, as previously reported column on the pro forma consolidated balance sheet as of December 31, 1996 and the pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997. These previously reported pro forma financial statements were filed as Exhibit 99.2 in the Company's 8-K/A dated June 27, 1997.

On August 29, 1997, Smart Choice Automotive Group, Inc. acquired the outstanding capital stock of B&B Florida Enterprises, Inc. d/b/a Stuart Nissan. This acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at their estimated fair values.

The pro forma consolidated balance sheet as of December 31, 1996 assumes the transaction was consummated as of December 31, 1996, and the pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 assumes the transaction was consummated as of January 1, 1996.

The pro forma consolidated financial statements may not be indicative of the actual results of the transactions. In particular, the pro forma consolidated financial statements are based on management's current estimate of the allocations of purchase price, the actual allocation of which may differ.

In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

Acquisition of B&B Florida Enterprises, Inc.

The outstanding capital stock of B&B Florida Enterprises, Inc. d/b/a Stuart Nissan was acquired for 86,546 shares of restricted common stock valued at $6.3125 per share ($546,322) and $55,385 in acquisition costs.

The purchase price for Stuart Nissan is anticipated to be allocated as follows:

        Fair value of assets acquired                              $ 3,686,691
        Excess of cost over net assets acquired                      2,786,076
                                                                   -----------

                                                                     6,472,767
        Fair value of liabilities assumed                           (5,871,060)
                                                                   ===========
            Total purchase price of net assets acquired            $   601,707
                                                                   ===========

                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
                      Pro Forma Consolidated Balance Sheet
                                   (Unaudited)


                             Consolidated
                             Pro Forma,      SCHI
                             as Previously   Pro Forma      Stuart     Eliminating       Consolidated
December 31, 1996            Reported (1)    Adjustments    Nissan       Entries         Pro Forma
                             -------------   -----------    ------    -------------     --------------

Assets:
  Cash                       $   714,287    $              $   94,628    $                $   808,915
  Accounts receivable            450,684                      162,203                         612,887
  Notes receivable               726,700                                                      726,700
  Finance receivables         24,293,541                                                   24,293,541
  Inventories                  6,939,301                    2,163,593                       9,102,894
  Prepaid expenses             1,417,723                       11,100                       1,428,823
  Land held for sale           1,050,000                                                    1,050,000
  Deferred tax asset             330,610                                                      330,610
  Property and equipment, net  3,042,877                      436,641                       3,479,518
  Investment in subsidiaries                 601,707 (3)                   (601,707)
  Excess of cost over net
   assets acquired            17,909,929                                  2,786,076        20,696,005
  Debt issue costs, net of
   accumulated amortization       28,889                                                       28,889
  Deferred acquisition costs      39,110     (55,385)(3)                                       39,110
                                              55,385 (2)
  Other assets                   245,651                       10,300                         255,951
                             -----------    --------       ----------    ---------        -----------

                             $57,189,302    $601,707       $2,878,465    $2,184,369       $62,853,843
                             ===========    ========       ==========    ==========       ===========


         See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
                      Pro Forma Consolidated Balance Sheet
                                   (Unaudited)


                             Consolidated
                             Pro Forma,          SCHI
                             as Previously       Pro Forma        Stuart     Eliminating    Consolidated
December 31, 1996            Reported (1)        Adjustments      Nissan     Entries        Pro Forma
                             ---------------     -----------      ---------  ----------     -----------

Liabilities and Stockholders'
Equity
  Accounts payable            $ 2,306,186         $ 55,385(2)     $  837,742   $              $ 3,199,313
  Bank overdraft                   82,884                                                          82,884
  Notes payable                40,317,517                          3,990,771                   44,308,288
  Advance from related parties    197,237                            166,557                      363,794
  Accrued expenses                963,555                            412,750                    1,376,305
  Deferred income                 134,571                                                         134,571
  Customer deposits               409,675                                                         409,675
  Deferred income taxes           402,814                                                         402,814
  Convertible debentures          262,000                                                         262,000
                              -----------         --------        ----------   --------        ----------

Total liabilities              45,076,439           55,385         5,407,820                   50,539,644

Stockholders' equity
(deficit)                      12,112,863          546,322(3)     (2,529,355)  2,184,369       12,314,199
                              -----------         --------        ----------   ---------       ----------

                              $57,189,302         $601,707        $2,878,465  $2,184,369      $62,853,843
                              ===========         ========        ==========  ==========      ===========



                See accompanying headnote and notes to pro forma
                 consolidated financial statements (unaudited).

                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
           Pro Forma Consolidated Statement of Operations (Unaudited)
                          Year Ended December 31, 1996


                              Consolidated                      Stuart
                              Pro Forma,                        Nissan
                              as Previously    Stuart           Pro Forma          Consolidated
                              Reported (1)     Nissan           Adjustments        Pro Forma
                              --------------  ---------        -----------         ------------

Revenues                      $ 67,196,368   $24,473,010       $                    $91,669,378

Costs and expenses:
  Cost of sales                 44,894,454    22,294,117                             67,188,571
  Operating expenses            22,188,479     3,667,704         69,652(4)           25,925,835
                              ------------    ----------       --------             -----------

                                67,082,933    25,961,821         69,652              93,114,406
                              ------------    ----------       --------             -----------

Income (loss) from operations      113,435    (1,488,811)       (69,652)             (1,445,028)

Other income (expense):
  Interest expense              (3,940,104)     (389,000)                            (4,329,104)
  Other                            101,042       546,611           --                   647,653
                              ------------    ----------       --------             -----------

                                (3,839,062)      157,611           --                (3,681,451)
                              ------------    ----------       --------             -----------

Net income (loss)             $ (3,725,627)   $(1,331,200)     $ (69,652)           $(5,126,479)
                              ============    ===========      =========            ===========

Income (loss) per share                                                             $       (57)
                                                                                    ===========

Weighted average number of common shares outstanding                                  8,924,634
                                                                                    ===========


                See accompanying headnote and notes to pro forma
                 consolidated financial statements (unaudited).

                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
           Pro Forma Consolidated Statement of Operations (Unaudited)
                         Six Months Ended June 30, 1997


                              Consolidated                      Stuart
                              Pro Forma,                       Nissan
                              as Previously    Stuart           Pro Forma             Consolidated
                              Reported (1)     Nissan           Adjustments           Pro Forma
                              --------------   ---------       ------------         -----------




Revenues                      $ 33,770,697    $ 10,786,548     $                    $ 44,557,245

Costs and expenses:
  Cost of sales                 22,517,391       9,535,333                            32,052,724
  Operating expense             15,596,791       1,410,934         34,826(4)          17,042,551
                              ------------    ------------     ----------           ------------

                                38,114,182      10,946,267         34,826             49,095,275
                              ------------    ------------     ----------           ------------

Income (loss)
  from operations               (4,343,485)       (159,719)       (34,826)            (4,538,030)
                              ------------    ------------     ----------           ------------

Other income (expense):
  Interest expense              (2,410,188)       (112,758)                           (2,522,946)
  Other                             50,945         227,974                               278,919
                              ------------    ------------     ----------           ------------

                                (2,359,243)        115,216          --                (2,244,027)
                              ------------    ------------     ----------           ------------

Net income (loss)             $ (6,702,728)   $    (44,503)    $  (34,826)          $ (6,782,057)
                              ============    ============     ==========           =============

Loss per share                                                                      $       (.75)
                                                                                    =============

Weighted average number of common shares outstanding                                   9,023,739
                                                                                    =============

                See accompanying headnote and notes to pro forma
                 consolidated financial statements (unaudited).

                       Smart Choice Automotive Group, Inc.
                       (Formerly Eckler Industries, Inc.)
              Notes to Pro Forma Consolidated Financial Information
                                   (Unaudited)


1.      Pro Forma Financial Information

The consolidated pro forma, as previously reported column represents the pro forma consolidated balance sheet as of December 31, 1996 and the pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 which were filed as Exhibit 99.2 in the Company's 8-K/A dated June 27, 1997.

The pro forma consolidated balance sheet as of December 31, 1996 assumes the Stuart Nissan acquisition and the other acquisitions previously reported were consummated as of December 31, 1996 and the pro forma consolidated statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 assumes the Stuart Nissan acquisition and the other acquisitions previously reported were consummated as of January 1, 1996.

2.      Deferred Acquisition Costs

Reflects the accrual of acquisition costs incurred after December 31, 1996.

3.      Acquisition of B&B Florida Enterprises, Inc.

The outstanding capital stock of B&B Florida Enterprises, Inc. d/b/a Stuart Nissan was acquired for 86,546 shares of restricted common stock valued at $6.3125 per share ($546,322) and $55,385 in acquisition costs.

The purchase price for Stuart Nissan is anticipated to be allocated as follows:

        Fair value of assets acquired                              $ 3,686,691
        Excess of cost over net assets acquired                      2,786,076
                                                                   -----------

                                                                     6,472,767
        Fair value of liabilities assumed                           (5,871,060)
                                                                   -----------
            Total purchase price of net assets acquired            $   601,707
                                                                   ===========

4.      Amortization of Excess Cost over Fair Value of Assets Acquired

This adjustment reflects the amortization of excess cost over fair value of assets acquired over 40 years.